Investments in Investees	12 Months Ended
Dec. 31, 2023
Investments in Investees [Abstract]
INVESTMENTS IN INVESTEES
NOTE 23:-	INVESTMENTS IN INVESTEES

a.	Investment in ALD Software:

On December 28, 2007, the Company signed an agreement with ALD Software whereby on the record date, January 1, 2008, the Company transferred and sold to ALD Software the software department operation, free of any debt, liability, charge, foreclosure, mortgage, lien or any third party right, other than the liability to the IIA, as a result of which on the transaction completion date, ALD Software will become the legal owner of the software department operation and its underlying rights. The Company holds 98.63% of ALD software.

b.	Investment in Qpoint:

On May 26, 2010, the Company signed an agreement for investing in Qpoint, which is engaged in IT and software testing. According to the agreement, after the investment is made, the Company will hold 46.52% of Qpoint’s issued and outstanding share capital on a fully diluted basis and will have the power to determine Qpoint’s financial and operational policies, among others by having veto rights on budgets, capital raising, financing, dividend distribution and appointing the CEO and CFO, this since each of the two other shareholders in Qpoint had provided the Company an irrevocable proxy for about 7% each of Qpoint’s ordinary shares owned by them, conferring the Company about 60% of the voting rights in general meetings. Consequently, the Company consolidates Qpoint in its financial statements from the second quarter of that year. The Company’s total investment in Qpoint amounted to NIS 1,200 thousand ($312 thousand), paid in instalments over three quarters after the closing date. On July 1, 2010, with the completion of the Qpoint acquisition transaction, the Company was allocated 174 shares of Qpoint, conferring the Company 46.52% of Qpoint’s issued and outstanding share capital on a fully diluted basis. In April 2024, after the balance sheet date, the Company acquired the remaining shares of Qpoint. Following this acquisition, the Company holds 100% of Qpoint.

As part of the investment agreement, the parties signed a service agreement according to which the Company will grant Qpoint various services such as comprehensive accounting, marketing, management, administration and office maintenance. In return, Qpoint will pay the Company management fees of 3%. This agreement remains in effect as long as the Company holds 25% of Qpoint’s share capital.

f.	Acquisition of Comsec Ltd.:

On September 27, 2021, the Company signed an agreement for the purchase of the entire issued and outstanding share capital, on a fully diluted basis, of Comsec Ltd. (“Comsec”), including owners’ loans and capital notes (collectively – “the securities”), from Eldav Investments Ltd. (“the seller”). In return for the securities, the Company paid NIS 70,000 thousand ($21,848 thousand) (“the purchase price”), of which NIS 40,000 thousand ($12,484 thousand) in cash and NIS 30,000 thousand ($9,363 thousand) in Company shares. The purchase price was paid to the seller upon closing.

Comsec was a private company that provides cybersecurity consulting, design, testing and control services and sells data security and cybersecurity software and hardware solutions by itself and through its subsidiaries in Israel and overseas. In the first half of 2021, Comsec completed the technological development of a cyber automation solution and began marketing and profiting from its internally developed D-Storm product.

The acquisition transaction was completed on November 17, 2021 and from that date, the Company consolidated the financial statements of Comsec in the consolidated financial statements, see also Note 5.